UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K	OMB APPROVAL
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2013

North American Oil & Gas Corp.
(Exact name of registrant as specified in its charter)

Nevada
(State of other jurisdiction of incorporation)

333-172896
(Commission File Number)

98-087028
(IRS Employer Identification No.)

56 E. Main Street, Suite 202
Ventura, California 93001
(Address of principal executive offices) (Zip Code)

(805) 643-0385
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Copies to:
Aaron Botti, Esq.
2815 Townsgate Rd., Suite 320
Westlake Village, California 93021
Telephone No.: (805) 577-8088
Facsimile No.: (805)456-7884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant underany of the following provisions (see General Instruction A.2 .below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 27, 2014, North American Oil & Gas Corp. (the “Company”) executed the third tranche of the Agreement with Oel und Erdgazforshung AG, a Nevis Corporation (the “Investor”), relating to the sale and issuance of 854,701 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for a purchase price of $200,000, and warrants (the “Warrants”) to purchase an aggregate of 100,000 shares of Common Stock, at an exercise price of $0.30 per warrant.

The Warrants are exercisable immediately and expire January 27, 2017. The Warrants are exercisable, at the option of the holder, in whole or in part by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of Common Stock purchased upon such exercise. The exercise price and the number of shares of Common Stock purchasable upon the exercise of each Warrant are subject to adjustment in the event of stock dividends, distributions, splits, and reclassifications.

The foregoing descriptions of the Agreement, the Offering and the warrants do not purport to be complete and are qualified in their entirety by the documents, which are attached as Exhibits 10.1 and 4.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of the common stock and the warrants are hereby incorporated by reference. The common stock and the warrants will be issued pursuant to the exemption afforded by Rule 506 of Regulation D promulgated under Securities Act of 1933, as amended.

Forward-Looking Statements

Except for statements of historical fact, the matters discussed in this Form 8-K are forward-looking and made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect numerous assumptions and involve a variety of risks and uncertainties, many of which are beyond our control that may cause actual results to differ materially from stated expectations. These risk factors include, among others, changes in regulations or issuance of new regulations or interpretations, limited operating history, our inability to execute our business plan and achieve profitability, lack of outcomes and statistically significant formal research studies, difficulty enrolling members in our programs, the risk that treatment programs might not be effective, difficulty in developing, exploiting and protecting proprietary technologies, intense competition and substantial regulation in the health care industry and our financial position and liquidity. You are urged to consider statements that include the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plan,” “anticipates,” “intends,” “continues,” “forecast,” “designed,” “goal,” or the negative of those words other comparable words to be uncertain and forward-looking. For a further list and description of the risks and uncertainties we face, please refer to our most recent Securities and Exchange Commission filings which are available on its website at http://www.sec.gov. Such forward-looking statements are current only as of the date they are made, and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Stock Purchase and Sale Agreement – Oel und Erdgazforshung AG

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

North American Oil & Gas Corp. (Registrant)

Date: January 30, 2014	By:	/s/ Robert Rosenthal
(Signature)*

	Name:	Robert Rosenthal
	Title:	President and Chief Executive Officer (principal executive officer)

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